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                            UNITED STATES OF AMERICA
                         BEFORE FEDERAL TRADE COMMISSION

                                In the matter of

                          NORTEK, INC., a corporation.

                                File No. 981-0111

                       AGREEMENT CONTAINING CONSENT ORDER

The Federal Trade Commission ("Commission"), having initiated an investigation of the acquisition by Nortek, Inc. ("Nortek"), through its wholly-owned subsidiary NTK Sub, Inc., of all the outstanding shares of the capital stock of NuTone Inc., and it now appearing that Nortek, hereinafter sometimes referred to as "proposed respondent," is willing to enter into an agreement containing an order to divest certain assets and providing for other relief:

IT IS HEREBY AGREED by and between proposed respondent, by its duly authorized officers and attorney, and counsel for the Commission that:

          1. Proposed respondent Nortek is a corporation organized, existing and doing business under and by virtue of the laws of the State of Delaware with its office and principal place of business located at 50 Kennedy Plaza, Providence, Rhode Island 02903.

          2. Proposed respondent admits all the jurisdictional facts set forth in the draft of complaint here attached.

          3. Proposed respondent waives:

               a. any further procedural steps;

               b. the requirement that the Commission's decision contain a statement of findings of fact and conclusions of law;

               c. all rights to seek judicial review or otherwise to challenge or contest the validity of the order entered pursuant to this agreement; and

               d. any claim under the Equal Access to Justice Act.

          4. Within thirty (30) days of the date of this agreement is signed by proposed respondent and every thirty (30) days thereafter until the order becomes final, proposed respondent shall submit a report, pursuant to Section 2.33 of the Commission's Rules, signed by the proposed respondent setting forth in


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          detail the manner in which the proposed respondent will comply with
          Paragraph II of the order when and if entered. Such report will not become part of the public record unless and until the accompanying agreement and order are accepted by the Commission for public comment.

          5. This agreement shall not become part of the public record of the proceeding unless and until it is accepted by the Commission. If this agreement is accepted by the Commission it, together with the draft of complaint contemplated thereby, will be placed on the public record for a period of sixty (60) days and information in respect thereto publicly released. The Commission thereafter may either withdraw its acceptance of this agreement and so notify the proposed respondent, in which event it will take such action as it may consider appropriate, or issue and serve its complaint (in such form as the circumstances may require) and decision, in disposition of the proceeding.

          6. This agreement is for settlement purposes only and does not constitute an admission by proposed respondent that the law has been violated as alleged in the draft of complaint here attached, or that the facts as alleged in the draft complaint, other than jurisdictional facts, are true.

          7. This agreement contemplates that, if it is accepted by the Commission, and if such acceptance is not subsequently withdrawn by the Commission pursuant to the provisions of ss. 2.34 of the Commission's Rules, the Commission may, without further notice to the proposed respondent, (1) issue its complaint corresponding in form and substance with the draft of complaint here attached and its decision containing the following order in disposition of the proceeding and
          (2) make information public with respect thereto. When so entered, the order shall have the same force and effect and may be altered, modified or set aside in the same manner and within the same time provided by statute for other orders. The order shall become final upon service. Delivery by the U.S. Postal Service of the complaint and decision containing the agreed-to order to proposed respondent's address as stated in this agreement shall constitute service. Proposed respondent waives any right it may have to any other manner of service. The complaint may be used in construing the terms of the order, and no agreement, understanding, representation, or interpretation not contained in the order or the agreement may be used to vary or contradict the terms of the order.

          8. By signing this agreement, proposed respondent represents that it can accomplish the full relief contemplated by this agreement.

          9. Proposed respondent has read the proposed complaint and order contemplated hereby. Proposed respondent understands that once the order has been issued, it will be required to file one or more compliance reports showing that it has fully complied with the order. Proposed respondent


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          further understands that it may be liable for civil penalties in the amount provided by law for each violation of the order after it becomes final. Proposed respondent agrees to comply with the terms of the proposed order from the date proposed respondent executes this agreement containing consent order.


                                      ORDER


                                       I.


IT IS ORDERED that, as used in this order, the following definitions shall apply:

          A. "Respondent" or "Nortek" means Nortek, Inc., its directors, officers, employees, agents, representatives, successors, and assigns; its subsidiaries, including but not limited to M & S Systems LP, and its divisions, groups and affiliates controlled by Nortek, Inc., and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

          B. M & S Systems LP ("M & S") is a limited partnership organized, existing, and doing business under and by virtue of the laws of the State of Delaware, with its principal place of business located at 2861 Congressman Lane, Dallas, Texas 75220. M & S is a wholly-owned subsidiary of Nortek.

          C. "Commission" means the Federal Trade Commission.

          D. "Hard-Wired Residential Intercoms" means electrical devices installed in residences to provide audio-only room-to-room or room-to-entrance communication or monitoring functions through in-the-wall low voltage wiring, including, but not limited to, such devices that incorporate music features.

          E. "Assets To Be Divested" means M & S and all its assets, properties, business and goodwill, tangible and intangible, including, but not limited to, the following:

               1. all machinery, fixtures, equipment, vehicles, transportation facilities, furniture, tools and other tangible personal property;

               2. all customer lists, vendor lists, catalogs, sales promotion literature, advertising materials, research materials, technical information, management information systems, software, inventions, trade secrets, intellectual property, patents and patent applications and formulas, technology, know-how, specifications, designs, engineering, drawings, processes and quality control data;

               3. all copyrights, brands, brand names, trade marks and trade names owned or used by M & S, and all rights relating thereto, except that the Broan and Novi trade names and the trade marks shall not be included;


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               4. inventory and storage capacity;

               5. all rights, titles and interests in and to owned or leased real property, together with appurtenances, licenses and permits;

               6. all rights, titles and interests in and to the contracts entered into in the ordinary course of business with customers (together with associated bid and performance bonds), suppliers, sales representatives, distributors, agents, personal property lessors, personal property lessees, licensors, licensees, consignors and consignees;

               7. all rights under warranties and guarantees, express or implied;

               8. all books, record, files; and

               9. all items of prepaid expense.

          F. "Proposed Acquisition" means the proposed acquisition by Nortek of all of the shares of the capital stock of NuTone Inc.


                                      II.


IT IS FURTHER ORDERED that:

          A. Respondent shall divest at no minimum price, absolutely and in good faith, within six (6) months from the date respondent executes the agreement containing consent order, the Assets To Be Divested.

          B. Respondent shall divest the Assets To Be Divested only to an acquirer that receives the prior approval of the Commission and only in a manner that receives the prior approval of the Commission. The purpose of the divestiture of the Assets To Be Divested is to ensure the continued use of the Assets To Be Divested in the same business in which the Assets To Be Divested are engaged at the time of the Proposed Acquisition, and to remedy the lessening of competition in the manufacture, production and sale of Hard-Wired Residential Intercoms resulting from the Proposed Acquisition as alleged in the Commission's complaint.

          C. Pending divestiture of the Assets To Be Divested, respondent shall take such actions as are necessary to maintain the viability and marketability of the Assets To Be Divested and to prevent the destruction, removal, wasting, deterioration, or impairment of any of the Assets To Be Divested except for ordinary wear and tear.

          D. Upon reasonable notice from the acquirer to respondent, respondent shall provide such technical assistance to the acquirer as is reasonably necessary to enable the acquirer to manufacture and sell products in substantially the same manner and quality as they were manufactured and sold prior to the divestiture of the assets described in Paragraph I.E. of this agreement, except that Nortek shall only be required to provide such technical assistance that is within its operation or control and shall not be required to provide third-party


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          technical assistance. Such assistance shall include reasonable consultation with knowledgeable employees and training at the acquirer's or the respondent's facility, at the acquirer's option, for a period of time sufficient to satisfy the acquirer's management that its personnel are appropriately trained in the skills necessary to manufacture and sell the products. Respondent shall convey all know-how necessary to manufacture and sell the products in substantially the same manner and quality as they were manufactured and sold prior to the divestiture. However, respondent shall not be required to continue providing such assistance for more than one year from the date of the divestiture. Respondent shall charge the acquiror at a rate no more than its own direct costs for providing such technical assistance.

          E. Respondent shall comply with all terms of the Agreement to Hold Separate, attached to this order and made a part hereof as Appendix I. The Agreement to Hold Separate shall continue in effect until such time as respondent has divested all the Assets To Be Divested as required by this order.


                                      III.


IT IS FURTHER ORDERED that:

          A. If Nortek has not divested, absolutely and in good faith and with the Commission's prior approval, the Assets To Be Divested within the time period in Paragraph II, the Commission may appoint a trustee to divest the Assets To Be Divested. In the event that the Commission or the Attorney General brings an action pursuant to ss. 5(l) of the Federal Trade Commission Act, 15 U.S.C. ss. 45(l), or any other statute enforced by the Commission, Nortek shall consent to the appointment of a trustee in such action. Neither the appointment of a trustee nor a decision not to appoint a trustee under this Paragraph shall preclude the Commission or the Attorney General from seeking civil penalties or any other relief available to it, including a court-appointed trustee, pursuant to ss. 5(l) of the Federal Trade Commission Act, or any other statute enforced by the Commission, for any failure by the respondent to comply with this order.

          B. If a trustee is appointed by the Commission or a court pursuant to Paragraph III.A. of this order, respondent shall consent to the following terms and conditions regarding the trustee's powers, duties, authority, and responsibilities:

               1. The Commission shall select the trustee, subject to the consent of respondent, which consent shall not be unreasonably withheld. The trustee shall be a person with experience and expertise in acquisitions and divestitures. If respondent has not opposed, in writing, including the reasons for opposing, the selection of any proposed trustee within


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                    ten (10) days after notice by the staff of the Commission to respondent of the identity of any proposed trustee, respondent shall be deemed to have consented to the selection of the proposed trustee.

               2. Subject to the prior approval of the Commission, the trustee shall have the exclusive power and authority to divest the Assets To Be Divested.

               3. Within ten (10) days after appointment of the trustee, respondent shall execute a trust agreement that, subject to the prior approval of the Commission and, in the case of a court-appointed trustee, of the court, transfers to the trustee all rights and powers necessary to permit the trustee to effect the divestiture required by this order.

               4. The trustee shall have twelve (12) months from the date the Commission approves the trust agreement described in Paragraph III.B.3. to accomplish the divestiture, which shall be subject to the prior approval of the Commission. If, however, at the end of the twelve-month period, the trustee has submitted a plan of divestiture or believes that divestiture can be achieved within a reasonable time, the divestiture period may be extended by the Commission, or, in the case of a court-appointed trustee, by the court; provided, however, the Commission may extend this period only two (2) times.

               5. The trustee shall have full and complete access to the personnel, books, records and facilities related to the Assets To Be Divested or to any other relevant information, as the trustee may request. Respondent shall develop such financial or other information as such trustee may request and shall cooperate with the trustee. Respondent shall take no action to interfere with or impede the trustee's accomplishment of the divestiture. Any delays in divestiture caused by respondent shall extend the time for divestiture under this Paragraph in an amount equal to the delay, as determined by the Commission or, for a court-appointed trustee, by the court.

               6. The trustee shall use his or her best efforts to negotiate the most favorable price and terms available in each contract that is submitted to the Commission, subject to respondent's absolute and unconditional obligation to divest expeditiously at no minimum price. The divestiture shall be made in the manner as set out in Paragraph II of this order; provided, however, if the trustee receives bona fide offers from more than one acquiring entity, and if the Commission determines to approve more than one such acquiring entity, the trustee shall divest to the acquiring entity or entities selected by respondent from among those approved by the Commission.

               7. The trustee shall serve, without bond or other security, at the cost and expense of respondent, on such reasonable and customary terms and conditions as the Commission or a court may set. The trustee shall have the authority to employ, at the cost and expense of respondent, such consultants, accountants, attorneys, investment bankers, business brokers, appraisers, and other representatives and assistants as are necessary to carry out the trustee's duties and responsibilities. The


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                    trustee shall account for all monies derived from the
                    divestiture and all expenses incurred. After approval by the Commission and, in the case of a court-appointed trustee, by the court, of the account of the trustee, including fees for his or her services, all remaining monies shall be paid at the direction of the respondent, and the trustee's power shall be terminated. The trustee's compensation shall be based at least in significant part on a commission arrangement contingent on the trustee's divesting the Assets To Be Divested.

                    8. Respondent shall indemnify the trustee and hold the trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the trustee.

                    9. If the trustee ceases to act or fails to act diligently, a substitute trustee shall be appointed in the same manner as provided in Paragraph III.A. of this order.

                    10. The Commission or, in the case of a court-appointed trustee, the court, may on its own initiative or at the request of the trustee issue such additional orders or directions as may be necessary or appropriate to accomplish the divestiture required by this order.

                    11. The trustee shall have no obligation or authority to operate or maintain the Assets To Be Divested.

                    12. The trustee shall report in writing to respondent and the Commission every sixty (60) days concerning the trustee's efforts to accomplish divestiture.


                                       IV.


     IT IS FURTHER ORDERED that within thirty (30) days after the date this order becomes final and every thirty (30) days thereafter until respondent has fully complied with the provisions of Paragraphs II or III of this order, respondent shall submit to the Commission a verified written report setting forth in detail the manner and form in which it intends to comply, is complying, and has complied with Paragraphs II and III of this order. Respondent shall include in its compliance reports, among other things that are required from time to time, a full description of the efforts being made to comply with Paragraphs II and III of the order, including a description of all substantive contacts or negotiations for the divestiture and the identity of all parties contacted. Respondent shall include in its compliance reports copies of all written communications to and from such parties, all internal memoranda, and all reports and recommendations concerning divestiture. The final compliance report shall include a statement that the divestiture has been accomplished in the manner approved by the Commission and shall include the date the divestiture was accomplished.


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                                       V.


     IT IS FURTHER ORDERED that respondent shall notify the Commission at least thirty (30) days prior to any proposed change in the corporate respondent that may affect compliance obligations arising out of the order, such as dissolution, assignment, sale resulting in the emergence of a successor corporation, or the creation of dissolution of subsidiaries or any other change in the corporation.


                                       VI.


     IT IS FURTHER ORDERED that, for the purpose of determining or securing compliance with this order, upon written request, respondent shall permit any duly authorized representative of the Commission:

          A. Access, during office hours and in the presence of counsel, to all facilities and access to inspect and copy all books, ledgers, accounts, correspondence, memoranda and other records and documents in the possession or under the control of respondent relating to any matters contained in this order; and

          B. Upon five days' notice to respondent and without restraint or interference from it, to interview officers, directors, employees, agents or independent contractors of respondent.

     Signed this ___ day of ________________, 19__.




             NORTEK, INC., A CORPORATION FEDERAL TRADE COMMISSION
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By:____________________________          By:____________________________
Richard L. Bready                        Paul G. Block
Chairman and Chief Executive Officer     Gary S. Cooper
                                         Colleen S. Lynch
                                         David I. Keniry
___________________________              Attorneys
Kevin J. Arquit, Esq.                    Boston Regional Office
Rogers & Wells
Counsel for Nortek, Inc.                 Approved:

                                         ___________________________________
                                         Andrew D. Caverly
                                         Acting Director
                                         Boston Regional Office

                                         ____________________________________
                                         Willard K. Tom
                                         Deputy Director Bureau of Competition

                                         ____________________________________
                                         William J. Baer
                                         Director
                                         Bureau of Competition